December 28, 2001

                          DREYFUS BALANCED FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                              DATED APRIL 1, 2001

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE SECTION OF THE PROSPECTUS ENTITLED: "PORTFOLIO MANAGER."

      Douglas Ramos manages the Fund's asset allocation and the equity portion of the Fund's portfolio. Mr. Ramos has been employed by The Dreyfus Corporation since July 1997 and is co-director of equity research. Before joining Dreyfus, he was a senior partner and investment counselor for Loomis, Sayles & Company. Effective December 28, 2001, the Dreyfus taxable fixed-income team, which consists of sector specialists, will collectively make investment decisions for the fixed-income portion of the Fund's portfolio. The team's specialists will focus on, and monitor conditions in, the different sectors of the fixed-income market. Once different factors have been analyzed, the sector specialists will then decide on allocation weights and recommend fixed-income securities for investment.

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